BAR HARBOR BANKSHARES
82 Main Street
Bar Harbor, ME  04609






March 26, 2001




Dear Stockholder:

The 2001 Annual Meeting of Bar Harbor Bankshares will be held at 11:00 a.m. on Tuesday, May 1, 2001 in the Atlantic Oakes Conference Center, located next to the
Bay Ferries Terminal on Route 3 in Bar Harbor, Maine. The Directors and Officers join me in inviting you to attend this meeting and the reception, which will follow.

Enclosed are the Clerk's official Notice of Annual Meeting, a Proxy Statement and the Form of Proxy. Please sign the Form of Proxy and return it in the envelope provided so that your shares will be voted at the Annual Meeting if you are unable to attend. Please also complete the reception postcard and mail it separately from the Form of Proxy if you will be attending the reception.

We look forward to seeing you on May 1st. Please join us for the reception even if you are unable to attend the business meeting.

	Very truly yours,


 Dean S. Read
	President and Chief Executive
Officer

Enclosures



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

	Each stockholder is urged to fill in, date and sign the enclosed form of proxy and mail it in the envelope provided.

	If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.





BAR HARBOR BANKSHARES




NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 1, 2001


Notice is hereby given that the Annual Meeting of the Stockholders of Bar
Harbor
Bankshares will be held at the Atlantic Oakes Conference Center on Route 3 in Bar
Harbor, Maine on May 1, 2001 at 11:00 a.m. to consider and act upon the following proposals.

1.	To elect three persons to serve as Directors for a term of three years.
2.	To elect one person to serve as Director for a term of two years.
3.	To set the number of Directors for the ensuing year at 10.
4.	To ratify the board of Directors' selection of Berry, Dunn, McNeil &
Parker as independent auditors of the Company and its Subsidiaries for the ensuing year.
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record as of the close of business on March 21, 2001 will be entitled to notice of and to vote at the meeting.

By Order of the Board of Directors




Marsha C. Sawyer, Clerk


BAR HARBOR BANKSHARES
82 Main Street
Bar Harbor, ME  04609

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, MAY 1, 2001

PROXY STATEMENT

	This Proxy Statement is furnished to the stockholders of Bar Harbor Bankshares (the Company) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the Meeting). The Meeting will be held on Tuesday, May 1, 2001 at 11:00 a.m. at the Atlantic Oakes Conference Center on Route 3 in Bar Harbor, Maine. The official Notice of the Annual Meeting of Stockholders accompanies this Statement. A Form of
Proxy for use at the meeting and a return envelope for the proxy are enclosed. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if attending the Meeting, by notifying the Clerk or by giving notice at the Meeting. This Proxy Statement and the enclosed Form of Proxy will be mailed to the stockholders of the Company on or about March 26, 2001.

	Proxies are being solicited by the Board of Directors (the Board) of the Company principally through the mail. The Board of Directors and Management of the
Company may also solicit proxies personally or by telephone, e-mail or facsimile transmission. The entire expense of solicitation, including costs of preparing, assembling and mailing the proxy material will be borne by the Company. These expenses are not expected to exceed the amount normally expended for an annual meeting at which directors will be elected.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

	As of March 21, 2001, the Company had outstanding 3,306,114 of its common stock (the Common Stock), par value $2 per share, each of which is entitled to one vote upon each matter presented at the Meeting. Only stockholders of record at the close of business on March 21, 2001 are entitled to vote at the Meeting. The presence at the Meeting, either in person or by proxy, of the holders of one-third of the shares of Common Stock will constitute a quorum. Assuming a quorum is present, action may be taken on any matter considered by the holders of a majority of the shares present and voting. Abstentions and shares otherwise not voting will not be deemed present and voting. Stockholders who are present will have an opportunity to vote on each matter brought before the meeting.

	As of March 21, 2001, to the knowledge of the Company, Bernard K. Cough was the only beneficial owner of 5% or more of the Company's common stock. Mr. Cough's address is 5 Norman Road, Bar Harbor, ME 04609.

	The following table lists, as of March 21, 2001, the number of shares of Common Stock and the percentage of the Common Stock represented thereby, beneficially owned by each director and nominee and by all principal officers and directors of the Company as a group.













Director

Direct
Beneficial
Ownership
Amount of
Direct
Beneficial
Ownership

Indirect
Beneficial
Ownership
Amount of
Indirect
Beneficial
Ownership


Percent
of Class
Paul G. Ahern
Direct
0
Indirect
0
*
Thomas A. Colwell
Direct
5,400
Indirect
0
*
Warren Cook
Direct
1,000
Indirect
0
*
Bernard K. Cough
Direct
127,830
Indirect
41,740

5.13
Dwight L. Eaton
Direct
12,088
Indirect
0
*
Ruth S. Foster
Direct
3,350
Indirect
0
*
H. Lee Judd
Direct
2,000
Indirect
5,500
*
Dean S. Read
Direct
1,182
Indirect
0
*
John P. Reeves
Direct
14,760
Indirect
11,370
*
Lynda Z. Tyson
Direct
1,650
Indirect
150
*

Total Ownership of all Directors and
Executive Officers of Company as a group
(11 persons).
*Less than 1%
169,260

47,760
7.0


	For purposes of the foregoing table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security, or if he or she had the right to acquire beneficial ownership of the security within 60 days. Beneficial ownership does not include, in the case of each director, 61,360 shares (1.86%) of the Common Stock held by two trusts which, for purposes of voting, are allocated equally among the directors under the terms of the respective trust instruments. No director has any other beneficial interest in such shares. Ownership figures for directors and nominees include directors' qualifying shares owned by each person named. The information provided is based on the records of the Company and on information furnished by the persons listed.

	Management is not aware of any arrangement, which could, at a subsequent date; result in a change in control of the Company.

	Directors, Officers and owners of 10% or more of the Common
Stock of the
Company are required to file periodic reports with the Securities and Exchange Commission with respect to their beneficial ownership of the Common Stock. Based upon a review of appropriate forms furnished to and retained by the Company, the Company is not aware of any officer, director, or owner of 10% or more of the Common Stock who has failed to file any such report.



MANAGEMENT OF THE COMPANY

Directors

	Management recommends that the number of directors for the coming year be set at 10. The Bylaws of the Company provide for no fewer than 9 or more than 27 directors, with directors serving staggered terms of three years. The Board of Directors has nominated for re-election incumbent directors whose term expires in 2001. Paul G. Ahern, Ruth S. Foster, John P. Reeves have been nominated for re-election for a term of three years. Bernard K. Cough has been nominated for a two-year term. Each of these persons has consented to be named as a nominee and to serve if elected.

	The following table sets forth the names, occupations, ages and terms of service of all directors:


Name
Principal Occupation
Now and for
Past 5 Years
Age
as of
3/21/01
Year First
Elected
Director




Nominated for a Term
Expiring in 2004




Paul G. Ahern
President and CEO of BTI Financial Group, a wholly owned Subsidiary of the Company, since March 2000. CEO of Block Capital
Management, a wholly owned subsidiary of BTI
Financial Group, since December 2000.
Previously Vice President and Trust
Investment Officer the Bank.

42
2000
Ruth S. Foster
Former State Senator and owner of Ruth
Foster's (retail clothing), Ellsworth, Maine

72
1986
John P. Reeves
Chairman of the Board of the Company and the
Bank since October 1999.  Formerly served as
President and Chief Executive Officer of the
Company and the Bank. Mr. Reeves retired
effective December 31, 1995.

66
1984
Nominated for a term
expiring in 2003:




Bernard K. Cough
Treasurer of Atlantic Oakes, Inc.,
Atlantic Eyrie and several other resort
motels, Bar Harbor, Maine


73
1985


Name
Principal Occupation
Now and for
Past 5 Years
Age
as of
3/21/01
Year First
Elected
Director




Term Expires 2002




Thomas A. Colwell
President of Colwell Bros., Inc. (lobster pounding) of Stonington, Maine

56
1991
Dwight L. Eaton
Retired February 2000.  Formerly
President and CEO of BTI Financial Group
and Senior Vice President and Trust
Officer of Bar Harbor Banking and Trust
Company; Vice President of the Company
since 1987

65
1988
H. Lee Judd
President of Hinckley Insurance Group and
Hinckley Real Estate, Southwest Harbor,
Maine

55
1997

Term Expires 2003




Warren S. Cook
President of JAX Research Systems of Bar
Harbor, Maine since 1999.  Previously
served as a senior executive of American
Skiing Company and Sugarloaf Mountain
Corporation

55
2000
Dean S. Read
President and Chief Executive Officer of
the Company and the Bank since April
2000.  Executive Vice President of the
Company and the Bank since January 2000.
Formerly, Senior Relations Manager of Key
Bank Corporation, Augusta, Maine.

54
2000
Lynda Z. Tyson
Self employed writer and marketing
consultant.   Formerly Chief Operating
Officer and Marketing Director of Tyson &
Partners, Marketing Consultants of Bar
Harbor, Maine
46
1993

	Nominees for election to the Board are selected by the full Board. The Board will consider nominees recommended by stockholders if submitted in writing to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, Maine 04609, not less than three months in advance of the date of the Annual Meeting.

	The Board of Directors of the Company held twelve meetings in 2000. The Bylaws of the Company provide for quarterly meetings. Each director attended at least 75% of the total number of meetings held by the Board of Directors in 2000.


Executive Officers

	Each principal executive officer of the Company is identified in the following table, which also sets forth the respective office, age, and period served in that office for each person listed.



Name


Principal Occupation Now and for
Past 5 Years


Age as of
3/21/01

Year First
Elected
Officer
John P. Reeves
Chairman of the Board of the Company and the Bank since October 1999. Formerly served as
President and Chief Executive Officer of the
Company and the Bank. Mr. Reeves retired effective December 31, 1995.

66
1984
Dean S. Read
President and Chief Executive Officer of the
Company and the Bank since April 2000.
Executive Vice President of the Company and
the Bank since January 2000. Formerly Senior
Relations Manager of Key Bank Corporation in
Augusta, Maine.

54
2000
Paul G. Ahern
President and CEO of BTI Financial Group, a
wholly owned subsidiary of the company, since
March 2000. CEO of Block Capital Management, a
wholly owned subsidiary of BTI Financial Group
since December 2000. Previously Vice President
and Trust Investment Officer of the Bank.

40
2000
Edward B. Grimball
Chief Financial Officer of Company and Bank
since September 2000. Formerly served as
Partner of CPA firm from 1999 to September
2000 and Executive Vice President and CFO of
Whitney Holding Corporation, multi-state bank
holding company from 1990 to 1998.
56
2000




Marsha C. Sawyer
Clerk of the Company since July 1986; Clerk and Senior Vice President of the Bank since
1999; formerly Vice President of the Bank.

48
1986

	The Bylaws of the Company provide that the executive officers be elected annually by the Board of Directors and that the President, Chairman of the Board, Treasurer and Clerk shall serve at the pleasure of the Board and until their successors have been chosen and qualified. All other officers serve at the pleasure of the Chief Executive Officer.

Committees

	The Bylaws of the Company provide that after each Annual Meeting of Directors, the Board shall designate from among its members an Executive Committee which has the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The Executive Committee for 2000 included Messrs. Reeves, Colwell, Eaton, Read, Ms. Tyson, and until his retirement in April, Mr. Goldthwait. The Executive Committee did not meet in 2000.

	The Bylaws provide that the Board may elect or appoint such other committees, as it may deem necessary or convenient to the operations of the Company. The Board has appointed a standing Audit Committee and a standing Compensation Committee. It has not appointed a Nominating Committee, and nominations are considered by the Board as a whole.

	The Audit Committee, followed by the Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee. The Audit Committee is responsible for assisting the Board of Directors to fulfill its fiduciary obligations with respect to the accounting, financial reporting, internal control and compliance functions of the Company and its subsidiaries. The Committee recommends to the Board and the shareholders the appointment of independent accountants and oversees the audit function. It meets with and reviews the audit plans and reports of both the internal and independent auditors for the Company. The current members of the Audit Committee include Messrs. Colwell, Cook, Judd, Ms. Foster and Mrs. Tyson. The Audit Committee met four times during 2000.

	See Appendix A for Report of Audit Committee.

	The Compensation Committee is responsible for setting compensation levels for all employees, including executive officers. The Compensation Committee for 2000 included Messrs. Eaton, Brown, Dodge, Phillips, Reeves, Read, Ms. Sawyer, and until his retirement, Mr. Goldthwait. The Compensation Committee met five times during 2000.


Family Relationships and Other Arrangements

	There are no family relationships among any director, executive officer, or person nominated by the Company to become a director or executive officer. There are also no arrangements or understandings between any nominee, director, executive officer, or associate of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. No person or entity listed above as the employer of an officer or director, other than the Bank and BTI Financial Group, is an affiliate of the Company.



COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	The following table sets forth all annual compensation received during each of the Company's last three fiscal years by Sheldon F. Goldthwait, Jr., Dean S. Read, Paul G. Ahern, and Dwight L. Eaton who are the only executive officers for whom compensation exceeded $100,000 in any year. Compensation for all officers was paid by the respective subsidiaries.

SUMMARY COMPENSATION TABLE
ANNUAL COMPENSATION







Year

Salary ($)

Incentive ($)
Other Annual
Compensation ($)
Paul G. Ahern
1998
N/A
N/A
N/a
President, BTI Financial Group
1999
N/A
N/A
N/A

2000
110,674
1,411
0

Dwight L. Eaton
1998
100,950
14,115

Retired Senior Vice President and
1999
102,470
 9,546
0
Trust Officer, Bar Harbor Banking &
Trust
2000
40,939
2,182
0


Sheldon F. Goldthwait, Jr.

1998

158,000

22,202

0
Retired President and Chief
1999
160,380
 6,309
0
Executive Officer, Bar Harbor
Bankshares

2000
64,185
0
0

Dean S. Read
President and Chief Executive Officer
1998
1999
N/A
N/A
N/A
N/A
N/A
N/A
Bar Harbor Bankshares
2000
167,116
0
0






     ALL OTHER
COMPENSATION ($)



Year

Deferred
Compensation

Other
Compensation



Paul G. Ahern
1998
N/A
N/A


1999
N/A
N/A


2000
0
662


Dwight L. Eaton
1998
44,039
4,065


1999
50,857
2,933


2000
0
0


Sheldon F. Goldthwait,
Jr.
1998
46,223
6,683


1999
48,808
4,097


2000
759,683
0







Dean S. Read
1998
N/A
N/A


1999
N/A
N/A


2000
0
28,514


	Items included in Deferred Compensation reflect accounting entries for the Company's Deferred Compensation Plans. Items included in the Other Compensation column include social club dues, imputed life insurance amounts, and reimbursed spousal travel expenses.

	Pursuant to Non-Qualified Deferred Compensation Agreements Mr. Goldthwait voluntarily deferred a portion of his 1998 and 1999 base salary; Mr. Goldthwait and Mr. Read deferred in 2000. These deferred amounts are included in the base salaries disclosed in the Compensation Table. The plan for Mr. Goldthwait is in paying status as of the year 2000.

	The Bank has an incentive plan for which all employees, including the executive officers listed above, are eligible. The Bank utilizes the Performance Compensation Plan for Stakeholders developed by Mike Higgins & Associates, Inc. The plan creates an incentive model based on multiple goal achievements and is weighted to provide potential payments based on improvement over pre-established measures. Goals are established in the areas of profit, growth, productivity, and quality. Examples of these measures include growth in the area of deposits, loans, and Net Interest Margin, and reduction in the Bank's efficiency ratio. Payments to each Bank employee were made in December 2000 equal to 3.395% of each employee's salary. Bank Executive Officers and BTI employees did not participate in the 2000 Plan.

Compensation Committee

	The Company has a seven member Compensation Committee that includes both directors and representatives of management. The Compensation Committee meets several times each year and makes compensation recommendations for the ensuing year to the full Board of Directors for all employees, including executive officers. The recommendations of the Compensation Committee are then considered by the full Board.

Compensation Committee Interlocks and Insider Participation

	The Compensation Committee for 2000 included Messrs. Brown, Dodge, Eaton, Phillips, Read, Reeves, Ms. Sawyer, and until his retirement, Mr. Goldthwait. Messrs. Brown, Dodge, Eaton, Phillips, Read, Reeves, and until his retirement in April of 2000, Mr. Goldthwait. Served on the Board of Directors. Ms. Sawyer did not serve on the Board of Directors, but served as a voting member of the Committee. Ms. Sawyer was a full time employee of the Bank during 2000. She abstained from participating in discussion, formulating recommendations or voting with respect to her own compensation. Mr. Dodge served as chairman of the Committee.

Report of the Compensation Committee on Executive Compensation

	The Board of Directors has no formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Messrs. Read, Goldthwait, Eaton, and Ahern during the last fiscal year, the Board of Directors considered, among other factors, overall responsibilities, individual performance, years of service, and salary surveys of executive officers at comparable financial institutions in Maine and New England. The Board of Directors also reviewed the Corporation's overall performance and the performance of the Corporation in relationship to that of other similarly situated financial institutions in Maine and New England.

	The foregoing report to stockholders regarding compensation has been submitted by the 2000 Compensation Committee, including Messrs. Brown, Read, Reeves, Dodge, Phillips, Eaton, Ms. Sawyer, and until his retirement, Mr. Goldthwait.


Compensation of Directors

	The directors of the Company, the Bank and BTI receive a fee of $300 for each meeting of the Bankshares and subsidiary boards attended and $250 for each committee meeting attended. The fee paid for the attendance at the Annual Meeting is $500.00 per member of the Board of Directors. The Chairman of the Bankshares Board receives an annual retainer of $3,000 in addition to meeting fees. Meetings of the Board of Directors of the Company are held no less than quarterly. Those directors of the Company who are also officers do not receive directors' fees.



EMPLOYEE BENEFIT PLANS

401(k) Plan
	The Company has a contributory 401(k) plan available to all employees. Employees may contribute between 1% and 15% of their compensation, to which the Company will match 25% of the first 6% contributed. For the years ended December 31, 2000, 1999, and 1998, the Company contributed $55,904.11, $52,250, and $51,300, respectively. In 1999 and 1998, the Board of Directors voted to credit each eligible participant's 401(k) account with 3% of salary; it was increased to 4% for the year 2000. Total contributions made were $184,905, $133,950 and $127,400 for the years ended December 31, 2000, 1999, and 1998, respectively.

Retirement Plans

	The Company has two non-qualified supplemental retirement plans for certain officers, including Messrs. Reeves, Eaton, Goldthwait and MacDonald. The agreements provide supplemental retirement benefits payable in installments over a period of years upon retirement or death. The Company recognizes the cost associated with the agreements over the service lives of the participating officers.

	The Bank has entered into deferred compensation agreements with Messrs. Reeves, Goldthwait, and Eaton whereby those individuals, or their beneficiaries, will receive upon death or retirement, an annual supplemental pension benefit over a period of 10 years in the amount of $15,000 per annum (in the case of Mr. Reeves), and in the amount of $10,000 per annum (in the case of Messrs. Goldthwait and Eaton). These plans are unfunded and benefits are paid out of Bank earnings. For 2000, 1999, and 1998, the expense of these supplemental plans was $13,750, $13,080, and $12,460, respectively. All three participating executives of this plan are now retired. Mr. Reeves began drawing his annual installment on January 1, 1996. He receives $5,300 annually, reduced for early retirement, under the terms of his agreement. Messrs. Eaton and Goldthwait retired in February and April 2000, respectively. Because he elected early retirement, Mr. Goldthwait's annual benefit was reduced under the terms of his agreement to $6,800. Messrs. Eaton and Goldthwait began drawing their annual installments of $10,000 and $6,800, respectively in 2000.
	In 1993 the Company established a non-qualified supplemental retirement plan for Messrs. Reeves, Eaton, Goldthwait, and MacDonald. The agreements provide supplemental retirement benefits payable in installments over twenty years upon retirement or death. The Company recognizes the costs associated with the agreements over the service lives of the participating officers. In 1999, the company modified the plan for Mr. Goldthwait, which resulted in an estimated one-time expense of $639,700.00. The $759,683.00 Deferred Compensation entry to Mr. Goldthwait's benefit package reflects the 1999 plan modification and 2000 accounting entries necessitated by his early retirement. The cost relative to the supplemental plan was $111,909, $866,200, and $138,600, for 2000, 1999, and 1998, respectively. The agreements with Messrs. Reeves, Eaton, Goldthwait, and MacDonald provide for annual installment payments in the amounts of $49,020, $22,600, $87,176 and $7,700 respectively. Mr. Reeves began drawing his annual installment in January 1995, Mr. Eaton in March 2000, and Mr. Goldthwait in April 2000. Mr. Reeves and Mr. Goldthwait are both receiving reduced payments under a predetermined early retirement schedule.

	Officers of the Company are entitled to participate in certain group insurance benefits. In accordance with Company policy, all such benefits are available generally to employees of the Company.


TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

	The Company utilizes the occasional services of self-employed marketing consultants Charles and Lynda Tyson. Ms. Tyson serves as a director of the Company. Management believes that the fees charged by the Tyson's are at least as favorable as any that could be obtained from persons not affiliated with the Company.

	The Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with other directors, officers, principal stockholders, and their associates, including members of the Compensation Committee and Audit Committee. All such transactions have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. No such transactions have involved more than normal risk of collectability or presented other unfavorable features, and no loans outstanding to directors, officers, principal stockholders, or their associates in an amount in excess of $60,000 are non-accruing or past due or are otherwise considered to be potential problem loans.

Employment Contracts

	BTI Financial Group, a wholly owned subsidiary of the Company, entered into a written employment agreement with Paul G. Ahern dated February 3, 2000. The employment agreement commences February 3, 2000 and continues for four years ending February 3, 2004, unless sooner terminated or extended as provided under the employment agreement. The employment agreement provides for the payment of an annual base salary to Mr. Ahern of not less than $115,000.00. Mr. Ahern is entitled under the employment agreement to additional incentive based compensation under the variable incentive compensation plan, which BTI Financial Group has adopted. Mr. Ahern did not qualify during the last fiscal year for incentive compensation under that program.


PERFORMANCE GRAPH

The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its common stock for each of the last five years. Total shareholder return is computed by taking the difference between the ending price of the common stock at the end of the previous year and the current year, plus any dividends paid divided by the ending price of the common stock at the end of the previous year. For purposes of comparison, the graph also illustrates comparable shareholder return of American Stock Exchange (AMEX) banks as a group as measured by the AMEX Market Index and the peer group index as defined by AMEX. The graph assumes a $100 investment on December 31, 1995 in the common stock of each of the Company, the AMEX peer group banks and the AMEX Market Index as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1995.

Market values for 1997, 1998 and 1999, and 2000 are based on information obtained from the American Stock Exchange. Prior to 1997, the Company's stock was not listed on any exchange. Determinations of the market value of the Company's stock prior to its listing on the American Stock Exchange are based on anecdotal information available to the Company as to the value at which its common stock traded in isolated transactions during those periods. While the graph represents a good faith estimate of shareholder return for the periods indicated, the valuations utilized for periods prior to 1997 are, of necessity, estimates and may not accurately reflect the actual value at which its common stock traded during those periods.

The Following information is presented in a line graph in the printed proxy.


1995
1996
1997
1998
1999
2000
Bar Harbor Bankshares
100
103.23
158.95
141.15
109.77
 96.41
Peer Group Index
100
114.06
186.72
190.86
162.63
166.55
AMEX Market Index
100
105.52
126.97
125.25
156.15
154.23



SELECTION OF AUDITORS

	Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The Board recommends that its selection of Berry, Dunn, McNeil & Parker as the principal independent accountant for the Company for the year 2001 be ratified. If the Board selection is not ratified, the Board will take action to appoint a different auditor for the Company and for its subsidiaries. It is anticipated that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting to respond to appropriate questions or to make a statement.

1.	Audit Fees.  The aggregate fees of Berry, Dunn, McNeil & Parker (BDMP)
for the audit of Bar Harbor Bankshares' financial statements at and for the year ended December 31, 2000 and reviews of Bar Harbor Bankshares' Quarterly Reports on Form 10-Q were $52,700, of which an aggregate amount of $21,588 has been billed through December 31, 2000.

2.	Financial Information Systems Design and Implementation Fees.  BDMP did
not render professional services for financial information systems design and implementation to Bar Harbor Bankshares during the year ended December 31, 2000.

3.	All Other Fees. The aggregate fees for services other than those discussed above rendered by BDMP to Bar Harbor Bankshares and Subsidiaries for the year ended December 31, 2000 were $67,074, of which an aggregate amount of $60,774 has been billed through December 31, 2000.

4.	The Audit Committee has considered the compatibility of the non-audit services furnished by Bar Harbor Bankshares' auditing firm with the firm's need to be independent.


OTHER MATTERS

	Management knows of no other matters to be presented for action at the Meeting. If any other matters properly come before the Meeting, the shares represented by the proxies will be voted with respect thereto in accordance with the judgment of the person(s) voting the proxies.






FINANCIAL STATEMENTS

	A copy of the Company's Annual Report is being provided to each stockholder with the Proxy Statement.

	UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH ANY STOCKHOLDER WITH A COPY OF THE ANNUAL REPORT BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE LAST FISCAL YEAR. IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, UPON WRITTEN REQUEST, STOCKHOLDERS MAY ALSO OBTAIN THE BANK'S MOST RECENT ANNUAL DISCLOSURE STATEMENT THAT CONTAINS FINANCIAL INFORMATION COVERING THE LAST TWO YEARS.

	Any request for a copy of either the Form 10-K or the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on March 21, 2001, which is the record date for this proxy solicitation. Requests should be addressed to: Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, ME 04609.


STOCKHOLDER PROPOSALS

	Stockholders may submit proposals for consideration at the 2002 Annual Meeting, which is presently scheduled for May 7, 2002. In order to be included in the Company's Proxy Statement and Form of Proxy relating to that meeting, such proposals must be received by the Company no later than December 15, 2001, which is 120 days in advance of the proposed mailing date of the 2002 proxy materials. Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, ME 04609.





By Order of the Board of Directors

Marsha C. Sawyer, Clerk


 APPENDIX A
REPORT OF THE AUDIT COMMITTEE

March 21, 2001

To the Board of Directors of Bar Harbor Bankshares:

The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

Each of the members of the Audit Committee is independent as defined under the listing standards of the AMEX stock market.


Thomas A. Colwell, Chair
Warren C. Cook
Ruth S. Foster
H. Lee Judd
Lynda Z. Tyson




BAR HARBOR BANKSHARES

82 Main Street
Bar Harbor, ME  04609

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS


	The undersigned hereby appoints Lynda Z. Tyson, Thomas A. Colwell, and H. Lee Judd, as Proxies, each with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of the Company held of record by the undersigned as of close of business on March 21, 2001 the Annual Meeting of Stockholders to be held on May 1, 2001 or at any adjournment thereof.







(To be signed on the Reverse Side)




	X	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

ELECTION OF DIRECTORS

1.	To elect three persons to serve as Directors for a term of three years:
			Paul G. Ahern
			Ruth S. Foster
			John P. Reeves
2.	To elect one person to serve as Director for a term of two years.
	Bernard K. Cough


	OTHER BUSINESS:

3.	To set the number of Directors for the ensuing year at 10.
4.	To ratify the board of Directors' selection of Berry, Dunn McNeil &
Parker as independent auditors of the Company and its subsidiaries for the ensuing year.
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned stockholder in the manner directed herein. If no direction is given, this proxy will be voted in favor of Items 3, 4, and 5, and for the nominees listed in Items 1 and 2, and in the discretion of management with respect to any other matters, which may come before the Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

SIGNATURE __________________  DATE _____________

SIGNATURE __________________  DATE  _____________

NOTE: Please sign exactly as name appears above. Only one joint tenant needs sign. When signing as attorney, executor, administrator, trustee, or guardian, or in any representative capacity, please give full title.



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